195 Church Street

New Haven, CT  06510

www.newalliancebank.com

PRESS RELEASE

Contact:

Brian S. Arsenault

Executive Vice President

Investor Relations

203 789 2733

NewAlliance Bancshares Issues First Earnings Release Announces Initial Quarterly Dividend

 New Haven, Connecticut, July 27, 2004 – In its first earnings release since going public on April 1, 2004, NewAlliance Bancshares, Inc. (NASDAQ: NABC), the parent company of NewAlliance Bank, today announced a loss of $17.6 million, or 17 cents per share, for the second quarter ended June 30, 2004, primarily attributable to a $40.0 million contribution to establish the NewAlliance Foundation.  Exclusive of the Foundation contribution and merger related costs, NewAlliance earned $12.9 million, or 12 cents per share, for the quarter ended June 30, 2004.

NewAlliance went public on April 1, 2004 and acquired Connecticut Bancshares, Inc., parent company of Savings Bank of Manchester, and Alliance Bancorp of New England, parent company of Tolland Bank, on the same date.

For the six months ended June 30, 2004, NewAlliance lost $15.6 million, but exclusive of the Foundation contribution and merger related costs, the Company earned $17.5 million. (Earnings per share numbers for the first six months are not meaningful since the Company had no shares outstanding in the first quarter of the year.)

The Company also announced today that its Board of Directors has voted to pay an initial quarterly dividend of 4 cents per share to shareholders of record on August 6, 2004.  The dividend will be paid on August 16, 2004.

“We are pleased to announce our first dividend to shareholders and hope this will be the first of many consecutive dividend payments to our shareholders,” said Peyton R. Patterson, NewAlliance Chairman, President and Chief Executive Officer. “To have gone public, completed two acquisitions, established one of the largest community bank foundations in the country, and generated substantial interest income and noninterest income in a single quarter is indeed a tribute to the hard work of our employees and the leadership of our Directors.”

At June 30, 2004, residential mortgage loans were the largest component of the bank’s loan portfolio at $1.7 billion, or 52% of the loan portfolio, reflecting the Company’s roots as a traditional savings bank and its recent acquisitions.  Even so, commercial loans and commercial real estate loans totaled $1.1 billion, or 33% of the Company’s loan portfolio at June 30, 2004, reflecting the Company’s evolution as a diversified community bank. In addition, consumer loans totaled $487.5 million, or 15% of the loan portfolio, at June 30, 2004.

Core deposits, deposits other than Certificates of Deposit and other time deposits, at June 30, 2004 were 71% of the bank’s total deposits, again reflecting NewAlliance’s evolution as a diversified community bank.

Noninterest income for the quarter ended June 30, 2004 was 16% of total income.  Other than standard banking service charges, the Company’s leading categories of fee income included trust, investment and insurance fees, indicating NewAlliance’s increasing development as a full-service financial company.

The Company’s net interest margin for the quarter ended June 30, 2004 was 2.93%.  NewAlliance should see a stronger margin and potentially higher net interest income in the anticipated rising rate environment.

The Company’s asset quality is strong with nonperforming loans to total loans at 0.43% at June 30, 2004 and nonperforming assets to total assets at 0.22%.  Loan loss reserves to total loans were at 1.15% and loan loss reserves to nonperforming loans were in excess of 265%.

Capital levels at NewAlliance remained strong at June 30, 2004, largely as a result of the Company’s Initial Public Offering on April 1, 2004 which was partially offset by two acquisitions on the same date.  Tier I leverage capital was 15.72% and total risk based capital was 27.79%.  Tangible equity to tangible assets was 15.39% at June 30, 2004. Capital levels continue to qualify the Company as well-capitalized for regulatory purposes.

“One of the challenges of the coming year and beyond is to effectively deploy our capital,” said Ms. Patterson.  “Our dividend, possible acquisitions and repurchases of our shares could all play a role in capital management.”  By regulation, NewAlliance cannot repurchase shares until April 1, 2005.

The Company’s efficiency ratio, excluding merger and conversion costs, the Foundation contribution and other factors, was 62.7% at June 30, 2004.  Additional efficiencies expected to be achieved from the acquisitions of Connecticut Bancshares, Inc. and Alliance Bancorp of New England, Inc. are expected to help improve the Company’s efficiency ratio.

Book value per share at June 30, 2004 was $12.29. Tangible book value per share was $7.95.  Shareholders’ equity at the end of the second quarter was $1.4 billion.

At June 30, 2004, NewAlliance Bancshares, Inc., headquartered in New Haven, Connecticut, had $6.4 billion in assets.  Also at June 30, 2004, the Company operated 74 branches but has announced its intention to consolidate 10 locations, one of which is not a full-service branch. The locations to be consolidated are in close proximity to other NewAlliance Bank branches.  As noted, in addition to a full range of consumer and commercial banking services, NewAlliance Bank also offers trust services and investment and insurance products and services. The Bank’s website is at www.newalliancebank.com.

Note: This news release contains financial information other than that provided by accounting principles generally accepted in the United States of America (“GAAP”).  The Company’s management believes these nonGAAP measurements, which generally exclude the effects of charges and expenses related to the consummation of mergers and acquisitions and costs related to the integration of merged entities as well as the establishment of a foundation, are essential to a proper understanding of the operating results of the Company’s core business largely because the merger and acquisition related items and their impact on the Company’s performance are difficult to predict. In the case of the establishment of the foundation, the cost is nonrecurring.  These nonGAAP measurements are not a substitute for operating results determined in accordance with GAAP nor do they necessarily conform to nonGAAP performance measures that may be presented by other companies.  A reconciliation of GAAP and nonGAAP financial information is included in this report.

Statements in this news release concerning future results, performance, expectations or intentions are forward-looking statements. Actual results, performance or developments may differ materially from forward-looking statements as a result of known or unknown risks, uncertainties, and other factors, including those identified from time to time in the Company's other filings with the Securities and Exchange Commission, press releases and other communications. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, and is including this statement for purposes of said safe harbor provisions. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this news release. Except as required by applicable law or regulation, the Company undertakes no obligation to update these forward-looking statements to reflect events or circumstances that occur after the date on which such statements were made.

NewAlliance Bancshares, Inc.
Consolidated Balance Sheets (Unaudited)
(In thousands)
	June 30,	December 31,	%
	2004	2003	Change

Assets

Cash and due from banks, noninterest bearing	$96,043	$46,634	106%
Investment securities available for sale	2,328,557	1,119,280	108%
Investment securities held to maturity	500	350	43%
Loans held for sale	783	90	770%
Loans:
Residential real estate mortgage loans	1,683,882	644,790	161%
Commercial real estate mortgage loans	743,644	295,175	152%
Commercial business loans	342,469	92,867	269%
Consumer loans	487,507	274,624	78%

Total loans	3,257,502	1,307,456	149%
Less: Allowance for loan losses	(37,544)	(17,669)	112%

Loans receivable, net	3,219,958	1,289,787	150%
Bank premises and equipment, net	50,765	34,119	49%
Cash surrender value of life insurance	53,781	-	100%
Goodwill	429,633	-	100%
Identifiable intangible assets	65,642	2,643	2,384%
Other assets	144,729	43,825	230%

Total assets	$6,390,391	$2,536,728	152%

Liabilities and Shareholders' Equity
Deposits:
Regular savings	$978,037	$496,553	97%
Money market accounts	1,031,576	632,279	63%
NOW accounts	282,357	12,691	2,125%
Demand deposit accounts	383,037	183,555	109%
Time deposit accounts	1,104,647	476,213	132%

Total deposits	3,779,654	1,801,291	110%
Mortgagors' escrow and other deposits	69,842	26,904	160%
Borrowings:
Federal Home Loan Bank advances	873,495	252,990	245%
Repurchase agreements	195,658	22,753	760%
Junior subordinated debentures	7,105	-	100%
Other borrowings	1,885	1,938	(3)%
Other liabilities	60,299	24,853	143%

Total liabilities	4,987,938	2,130,729	134%

Shareholders' equity	1,402,453	406,001	245%

Total liabilities and shareholders' equity	$6,390,391	$2,536,730	152%

NewAlliance Bancshares, Inc.
Consolidated Statements of Income (Unaudited)

(In thousands, except per share and share data)
	For the Three Months		For the Six Months
	Ended June 30,		Ended June 30,

	2004	2003	2004	2003

Interest and dividend income	$58,015	$26,220	$85,073	$52,923
Interest expense	16,955	7,515	24,972	15,653

Net interest income before provision for loan and lease losses	41,060	18,705	60,101	37,270
Provision for loan and lease losses	-	-	300	-

Net interest income after provision for loan and lease losses	41,060	18,705	59,801	37,270

Non-interest income:
Depositor service charges	5,989	1,859	7,789	3,665
Loan and servicing fees	1,328	(135)	1,420	387
Trust fees	679	550	1,230	1,004
Investment and insurance fees	1,841	652	2,496	1,615
Bank owned life insurance	632	-	632	-
Rental income	776	797	1,534	1,471
Net gain (loss) on limited partnership	14	(512)	14	(487)
Net gain on sale of investment securities	4	-	40	597
Other	166	351	250	842

Total non-interest income	11,429	3,562	15,405	9,094

Non-interest expense:
Salaries and employee benefits	16,916	8,190	25,529	16,966
Occupancy expense	2,830	1,661	4,721	3,524
Furniture and fixture expense	1,745	1,007	2,856	1,971
Outside services	3,903	1,729	6,201	3,420
Advertising, public relations, and sponsorships	874	580	1,247	1,173
Contribution to NewAlliance Foundation	40,040	-	40,040	-
Amortization of non-compete agreements and core deposit intangible	4,028	-	4,028	-
Conversion and merger related charges	6,886	187	10,850	197
Other	2,763	814	4,287	2,072

Total non-interest expense	79,985	14,168	99,759	29,323

Income (loss) before income taxes	(27,496)	8,099	(24,553)	17,041

Income tax provision (benefit)	(9,893)	2,786	(8,928)	5,888

Net income (loss)	$(17,603)	$5,313	$(15,625)	$11,153

Basic loss per share	$(0.17)	n/a	nm	n/a
Diluted loss per share	(0.17)	n/a	nm	n/a

Weighted average shares outstanding:
Basic	105,998,532
Diluted	105,998,532

nm - not meaningful

NewAlliance Bancshares, Inc.
SELECTED FINANCIAL HIGHLIGHTS (Unaudited)
(In thousands, except per share data)
	Three Months Ended June 30,

	2004	2003

Net interest income	$41,060	$18,705
Net income (loss)	$(17,603)	$5,313
Shares outstanding (end of period)	114,158,736	n/a
Weighted average shares outstanding:
Basic	105,998,532	n/a
Diluted	105,998,532	n/a
Earnings per share:
Basic	$(0.17)	n/a
Diluted	$(0.17)	n/a
Shareholders' equity (end of period)	$1,402,453	$402,117
Book value per share (end of period)	$12.29	n/a
Tangible book value per share (end of period)	$7.95	n/a

RATIOS & OTHER INFORMATION

Net interest margin (net interest income as a % of average earnings assets) (1)	2.93%	3.27%
Net interest spread (yield on earning assets minus yield on interest-bearing liabilities) (1)	2.64%	2.91%
Return on average assets	(1.11)%	0.89%
Return on average equity	(5.03)%	5.31%

At period end:
Tier 1 leverage capital ratio	15.72%	16.56%
Tangible equity/tangible assets	15.39%	16.35%
Total risk based capital ratio	27.79%	29.07%

Non-performing loans	$14,134	$3,675
Total non-performing assets	$14,185	$4,602
Non-performing loans as a % of total loans	0.43%	0.30%
Non-performing assets as a % of total assets	0.22%	0.19%

Banking offices	74	36

FINANCIAL INFORMATION & RATIOS EXCLUDING CERTAIN ITEMS
(Non-GAAP Financial Information):

Noninterest income as a percent of total income (2)	16.45%	11.96% %
Merger and conversion costs on a net of tax basis	$4,476	$122
Per share:	$0.04	n/a
Noninterest expense (3)	$33,059	$13,981
Proforma return on average assets (4)	0.81%	0.91%
Proforma return on average tangible assets (4)	0.88%	0.91%
Proforma return on average equity (4)	3.69%	5.43%
Proforma return on average tangible equity (4)	5.54%	5.47%
Efficiency ratio (2)	152.12%	63.40%
Proforma efficiency ratio (2) (3)	62.73%	62.56%

(1) Adjusted to fully taxable Foundation, merger and conversion costs.
(2) Excludes net securities gains.
(3) Excludes contribution to NewAlliance Foundation, merger and conversion costs.
(4) Excludes contribution to NewAlliance Foundation, merger and conversion costs, net of related tax benefits.

NewAlliance Bancshares, Inc.
Average Balance Sheets and Yield / Rate Analysis (Unaudited)

	For the Three Months Ended

	June 30, 2004			June 30, 2003

			Average			Average
	Average		Yield/	Average		Yield/
	Balance	Interest	Rate	Balance	Interest	Rate

(Dollars in thousands)

Interest-earning assets:
Loans (1)
Residential real estate mortgage loans (2)	$1,690,553	$21,527	5.09%	$596,392	$8,453	5.67%
Commercial real estate mortgage loans	766,472	11,001	5.74	285,490	4,853	6.80
Commercial business loans	332,619	4,314	5.19	90,277	1,368	6.06
Consumer loans	435,151	5,211	4.79	195,129	2,929	6.00
Federal Funds sold	16,731	37	0.88	3,481	8	0.92
Investment securities	983,338	2,957	1.20	312,736	1,349	1.73
Investment securities - Tax Exempt	23,584	200	3.39	-	1	-
Mortgage-backed securities	1,313,661	12,462	3.79	790,671	7,151	3.62
FHLB stock	49,172	306	2.49	13,766	108	3.14

Total interest earning assets	5,611,281	$58,015	4.14%	2,287,942	$26,220	4.58%
Non-interest earning assets	721,419			112,231

Total assets	$6,332,700			$2,400,173

Interest-bearing liabilities:
Deposits:
Money market accounts	$904,593	$2,848	1.26%	$546,977	$1,854	1.36%
NOW accounts	372,836	225	0.24	34,001	50	0.59
Savings accounts	989,123	1,175	0.48	530,750	820	0.62
Certificates of deposit and
retirement accounts	1,126,129	4,276	1.52	521,620	3,040	2.33

Total interest-bearing deposits	3,392,681	8,524	1.00	1,633,348	5,764	1.41
FHLB advances and other borrowing (3)	1,119,035	8,431	3.01	170,147	1,751	4.12

Total interest bearing liabilities	4,511,716	16,955	1.50%	1,803,495	7,515	1.67%
Non-interest-bearing demand deposits	382,835			164,641
Other non-interest bearing liabilities	38,228			31,964

Total liabilities	4,932,779			2,000,100
Equity	1,399,921			400,073

Total liabilities and equity	$6,332,700			$2,400,173

Net interest-earning assets	$1,099,565			$484,447

Net interest income		$41,060			$18,705

Interest rate spread			2.64%			2.91%
Net interest margin (net interest income
as a percentage of total interest earning assets)			2.93%			3.27%
Ratio of total interest-earning assets
to total interest-bearing liabilities			124.37%			126.86%

(1) Average balances include non-accrual loans
(2) Includes loans held for sale
(3) Includes mortgagors' escrow balances

NewAlliance Bancshares, Inc.
Average Balance Sheets and Yield / Rate Analysis (Unaudited)

	For the Six Months Ended

	June 30, 2004			June 30, 2003

			Average			Average
	Average		Yield/	Average		Yield/
	Balance	Interest	Rate	Balance	Interest	Rate

(Dollars in thousands)
Interest-earning assets:
Loans (1)
Residential real estate mortgage loans (2)	$1,166,961	$29,754	5.10%	$593,269	$17,386	5.86%
Commercial real estate mortgage loans	531,206	15,603	5.87	283,985	9,816	6.91
Commercial business loans	212,338	5,591	5.27	92,274	2,834	6.14
Consumer loans	348,679	8,380	4.81	190,566	5,903	6.20
Federal Funds sold	14,011	37	0.53	4,280	21	0.98
Investment securities	820,248	4,518	1.10	321,672	2,841	1.77
Investment securities - Tax Exempt	11,954	203	3.40	-	1	-
Mortgage-backed securities	1,068,794	20,603	3.86	770,926	13,903	3.61
FHLB stock	31,910	384	2.41	13,766	218	3.17

Total interest earning assets	4,206,101	$85,073	4.05%	2,270,738	$52,923	4.66%
Non-interest earning assets	388,676			113,700

Total assets	$4,594,777			$2,384,438

Interest-bearing liabilities:
Deposits:
Money market accounts	$749,376	$4,624	1.23%	$526,831	$3,638	1.38%
NOW accounts	406,759	643	0.32	31,674	139	0.88
Savings accounts	744,543	1,771	0.48	537,827	1,912	0.71
Certificates of deposit and retirement accounts	795,627	6,710	1.69	543,413	6,648	2.45

Total interest-bearing deposits	2,696,305	13,748	1.02	1,639,745	12,337	1.50
FHLB advances and other borrowing (3)	722,591	11,224	3.11	154,424	3,316	4.29

Total interest bearing liabilities	3,418,896	24,972	1.46%	1,794,169	15,653	1.74%
Non-interest-bearing demand deposits	279,260			160,757
Other non-interest bearing liabilities	35,109			32,323

Total liabilities	3,733,265			1,987,249
Equity	861,512			397,189

Total liabilities and equity	$4,594,777			$2,384,438

Net interest-earning assets	$787,205			$476,569

Net interest income		$60,101			$37,270

Interest rate spread			2.59%			2.92%
Net interest margin (net interest income
as a percentage of total interest earning assets)			2.86%			3.28%
Ratio of total interest-earning assets
to total interest-bearing liabilities			123.03%			126.56%

(1) Average balances include non-accrual loans
(2) Includes loans held for sale
(3) Includes mortgagors' escrow balances

NewAlliance Bancshares, Inc.
Asset Quality (Unaudited)
(Dollars in thousands)
At June 30, 2004

Non-performing assets:
Residential real estate mortgages	$1,507
Commercial real estate mortgages	4,138
Commercial business loans and leases	8,231
Consumer loans and leases	258

Total non-performing loans	14,134

Other non-performing assets, net	51

Total non-performing assets	14,185

Allowance for loan and lease losses	37,544

For the three month period
ended June 30, 2004

Net loan charge-offs:
Residential real estate mortgage	24
Commercial real estate mortgage	(298)

Total real estate mortgages	(274)
Commercial business loans and leases	70
Consumer loans and leases	63

Total net charge-offs (recoveries)	(141)

At or for the three month
period ended June 30, 2004

Ratios:
Allowance for loan and lease losses to total loans and leases	1.15%
Allowance for loan and lease losses to non-performing loans	265.63%
Non-performing loans to total loans	0.43%
Non-performing assets to total assets	0.22%
Net charge-offs to average loans (1)	(0.02)%

(1) Annualized.

NewAlliance Bancshares, Inc.
Reconciliation Table-Non-GAAP Financial Information (Unaudited)
(In thousands, except per share data)
	Three Months Ended	Six Months Ended
	June 30, 2004

Net income (loss), GAAP	(17,603)	(15,625)
Add back contribution to the NewAlliance
Foundation, net of tax	26,026	26,026
Add back merger and conversion costs,
net of tax	4,476	7,053

Proforma net income (loss)	12,899	17,454

Basic and diluted loss per share, GAAP	(0.17)	nm
Effect of contribution to the Foundation,
net of tax	0.25	nm
Effects of merger and conversion costs,
net of tax	0.04	nm

Proforma basic and diluted loss per share	0.12	nm

Return on average assets, GAAP	(1.11)%	(0.68)%
Effect of contribution to the Foundation,
net of tax	1.64%	1.13%
Effects of merger and conversion costs,
net of tax	0.28%	0.31%

Proforma return on average assets	0.81%	0.76%

Return on average equity, GAAP	(5.03)%	(3.63)%
Effect of contribution to the Foundation,
net of tax	7.44%	6.04%
Effects of merger and conversion costs,
net of tax	1.28%	1.64%

Proforma return on average equity	3.69%	4.05%

Efficiency ratio	152.12%	131.91%
Effects of net securities gains	0.01%	0.05%
Effects of merger and conversion costs	(13.12)%	(14.37)%
Effects of contribution to NewAlliance Foundation	(76.28)%	(53.03)%

Proforma efficiency ratio	62.73%	64.56%

nm- not meaningful